Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the S&K Famous Brands, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert E. Knowles Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2002	By:	/s/ Robert E. Knowles
Robert E. Knowles Executive Vice President and Chief Financial Officer